Debt and Capital Lease Obligations (Principal Payments on Long-Term Debt) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Maturities of Long-term Debt [Abstract]
Payments on long-term debt, 2012	$ 49.0	[1]
Payments on long-term debt, 2013	62.8	[1]
Payments on long-term debt, 2014	32.8	[1]
Payments on long-term debt, 2015	33.8	[1]
Payments on long-term debt, 2016	17.0	[1]
Payments on long-term debt, Thereafter	709.4	[1]
Payments on long-term debt, Total	904.8	[1]
Solar Energy [Member]
Maturities of Long-term Debt [Abstract]
Other System Financing transactions	27.6		17.7
Solar Energy [Member] | Other System Financing [Member]
Maturities of Long-term Debt [Abstract]
Long-term Debt, Current Maturities	17.4
Long-term Debt, Excluding Current Maturities	$ 10.2

[1]	Included in maturities of long-term debt is $27.6 million of maturities relating to other system financing transactions that represent the contract price for solar energy systems under existing sales contracts that contain certain contractual provisions that preclude sale treatment under real estate accounting rules. We account for these transactions as financings of $17.4 million and $10.2 million that will mature upon the expiration of the contractual provisions that preclude sale treatment in years 2012 and thereafter, respectively. These could become payment obligations in the event we default under the executed sales agreement, and the buyer may execute its contractual option to put (sell) the project back to SunEdison for a full refund of the contract price.